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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): June 5, 2001



                             ACE SECURITIES CORP.
           (as depositor under the Pooling and Servicing Agreement, dated on or about May 1, 2001, providing for the issuance of the ACE
    Securities Corp. C-BASS Mortgage Loan Asset-Backed Certificates, Series
                                   2001-CB2)

                             ACE SECURITIES CORP.
                             --------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    333-45458               56-2088493
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)


6525 Morrison Boulevard
Suite 318
Charlotte, NC                                         28211
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(Address of Principal                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (704) 365-0569
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Item 5.  Other Events.
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Filing of Marketing Materials
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     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), ACE Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its ACE Securities Corp. C-BASS Mortgage Loan Asset-Backed Certificates.

     In connection with the offering of C-BASS Mortgage Loan Asset-Backed Certificates, Deutsche Banc Alex. Brown ("Deutsche Banc"), as underwriter of the Certificates, has prepared certain materials for distribution to their potential investors including "Structural Term Sheets," "Collateral Term Sheets" and "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter (collectively the "Marketing Materials"). Although the Company provided Deutsche Banc with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Marketing Materials.

     The Marketing Materials are filed on Form SE dated June 7, 2001 and supercede any prior Marketing Materials which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Marketing Materials filed on Form SE dated June 7, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACE SECURITIES CORP.




                                           By: /s/ Evelyn Echezerria
                                               ------------------------
                                               Name:    Evelyn Echezerria
                                               Title:   Vice President

Dated:  June 7, 2001

Exhibit Index
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Exhibit
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99.1              Marketing Materials filed on Form SE dated June 7, 2001.